As filed with the U.S. Securities and Exchange Commission on March 8, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds
 (Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
 (Address of principal executive offices) (Zip code)

Scott L. Barbee
6862 Elm Street, Suite 830, McLean, VA 22101
 (Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

AEGIS Value Fund
Class A (AVFAX)
Class I (AVALX)

ANNUAL REPORT
December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer or bank). Instead, the reports will be made available on the Fund's website (www.aegisfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund (or your financial intermediary) electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-528-3780.

You may elect to receive all future reports in paper free of charge. You can inform the Fund (or your financial intermediary) that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-528-3780.

Shareholders’ Letter
(Unaudited)

February 12, 2019

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis Value Fund’s Annual Report for the year ended December 31, 2018.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Fund’s performance record.  We will briefly review the objective and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to-future cash flow ratios, segments of the market where we believe academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

Performance

	Annualized
						Since	Since
	Three	One	Three	Five	Ten	I Share	A Share
	Month	Year	Year	Year	Year	Inception	Inception
Aegis Value Fund Cl. I	-16.39%	-17.02%	18.49%	-1.29%	14.20%	8.82%	N/A
Aegis Value Fund
Cl. A at NAV	-16.43%	-17.20%	18.24%	N/A	N/A	N/A	-1.55%
Aegis Value Fund
Cl. A W/Load	-19.55%	-20.30%	16.73%	N/A	N/A	N/A	-2.33%
Russell 2000
Value Index	-18.67%	-12.86%	7.37%	3.61%	10.40%	7.25%	3.77%
Russell 2000 Index	-20.20%	-11.01%	7.36%	4.41%	11.97%	6.62%	4.20%
S&P 500 Index	-13.52%	-4.38%	9.26%	8.49%	13.12%	6.02%	8.74%

Performance data quoted represents past performance.  Past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.  The Aegis Value Fund Class I and Class A have an annualized gross expense ratio of 1.53% and 1.70%, respectively per the Fund’s most recent Prospectus. The Aegis Value Fund Class I and Class A’s net annualized expense ratio, after fee waivers, is 1.50%, and 1.75%, respectively.  Please refer to the Fund’s most recent financial highlights table in this Annual Report, which contains a more recent net expense ratio. Under the waiver, the Advisor has contractually agreed to limit certain fees and/or reimburse certain of the Fund’s expenses through April 30, 2019.  Performance data for the AVFAX shares reflect the Class A maximum sales charge of 3.75%.  Performance data shown for the Class A-at NAV does not reflect the maximum sales charge.  If reflected, total return would be reduced.

Aegis Value Fund	Class I	Class A
Net Assets.	$97.7 Million	$0.6 Million
NAV / Share	$15.44	$15.29
Net Expense Ratio*	1.50%	1.75%
Management Fee	1.20%	1.20%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee	None	None
Income & capital gain distributions per share	None	None
__________

*	As reported in the Fund’s Prospectus dated April 30, 2018.

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through December 31, 2018, the Fund Class I shares have posted a cumulative gain of 471.88%, compared to a cumulative gain of 323.97% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 275.42%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 233.96%.

From inception of the Aegis Value Fund’s Class A shares on February 26, 2014 through December 31, 2018, the Fund Class A shares have posted a cumulative loss of 7.31% at net asset value, compared to a cumulative gain of 19.61% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 22.02%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 50.08%.

For the twelve-month period ending December 31, 2018, the Fund Class I shares declined 16.98%, underperforming the Russell 2000 Value Index, which decreased 12.86%.  The Russell 2000 Index lost 11.01% while the S&P 500 declined 4.38% over the same period.  Fund performance was most positively impacted by its position in tobacco leaf processor Pyxus Intl. (formerly Alliance One Intl.), which contributed just over 11 percentage points to Fund returns.  Lumber producer Conifex Timber was the Fund’s largest detractor from performance during 2018, negatively impacting returns by 2.8 percentage points.  Declines in precious metals mining companies as a group were a significant headwind in 2018, impacting Fund returns by approximately nine percentage points, with drops in Alio Gold and Leagold Mining together responsible for nearly half of the precious metals impact.  The Fund’s energy investments also suffered declines in 2018, particularly during the difficult fourth quarter.  Energy investments overall shaved Fund returns by 6.3 percentage points during 2018, driven by drops in Source Energy, Highpoint Resources and Sundance Energy, which together depressed Fund returns by five percentage points.  Telecommunications provider Alaska Communications Systems Group was also a notable detractor, erasing 2.4 percentage points from Fund performance during the year.  Management continues to remain confident that most of these holdings remain significantly undervalued and generally expects significant recovery in value over time.

A more in-depth review of the Fund’s performance, outlook and general market commentary can be found in the second half 2018 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com/library or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities.

Mutual fund investing involves risk. Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Investment concentration in a particular sector involves risk of greater volatility and principal loss. Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

About Your Fund’s Expenses
December 31, 2018
(Unaudited)

Important Note
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and CDSC redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees (Class A only) and other Fund expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 3.75% when you invest. Class I shares of the Fund charge no sales load.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 – December 31, 2018, for the Aegis Value Fund Class I and Class A.

Actual expenses
The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes
The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Hypothetical
(5% annual return
		Actual		before expenses)
	Beginning	Ending		Ending
	Account	Account	Expenses	Account	Expenses
	Value	Value(1)	Paid During	Value	Paid During
	7/1/18	12/31/18	Period	12/31/18	Period
Aegis Value Fund – Class A	$1,000.00	$791.20	$7.90(2)	$1,016.38	$8.89(2)
Aegis Value Fund – Class I	$1,000.00	$791.90	$6.77(3)	$1,017.64	$7.63(3)
__________

(1)
The actual ending account value is based on the actual total return of the Fund for the period July 1, 2018 to December 31, 2018 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.75%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 7/1/2018 – 12/31/2018).
(3)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 7/1/2018 – 12/31/2018).
Please see performance data disclosure on page 2.

Key Statistics (Unaudited)

Result of a $10,000 Investment in Aegis Value Fund – Class A
(assumes investment made on February 26, 2014)

Result of a $1,000,000 Investment in Aegis Value Fund – Class I
(assumes investment made on December 31, 2008)

Aegis Value Fund
Portfolio Characteristics
December 31, 2018
(Unaudited)

Industry Breakdown
	% of the Fund’s Net Assets
Common Stocks			95.5%
Communication Services		3.9%
Diversified Telecommunication Services	3.9%
Consumer Discretionary		7.6%
Auto Components	0.1%
Hotels, Restaurants & Leisure	0.1%
Household Durables	2.7%
Textiles, Apparel & Luxury Goods	4.7%
Consumer Staples		2.0%
Tobacco	2.0%
Energy		17.9%
Energy Equipment & Services	9.6%
Oil, Gas & Consumable Fuels	8.3%
Financials		4.8%
Banks	2.2%
Insurance	2.6%
Industrials		8.3%
Trading Companies & Distributors	8.3%
Materials		51.0%
Metals & Mining
Diversified Metals & Mining	9.7%
Gold, Silver & Precious Metals & Minerals	23.1%
Mining Services	4.1%
Paper & Forest Products	14.1%
Real Estate		0.0%
Real Estate Management & Development	0.0%
Warrants			0.4%
Materials		0.4%
Metals & Mining
Gold, Silver & Precious Metals & Minerals	0.4%
Other Assets in Excess of Liabilities			4.1%
Total Net Assets			100.0%

Aegis Value Fund
Schedule of Portfolio Investments
December 31, 2018

	Country	Shares	Value
Common Stocks – 95.5%

Communication Services – 3.9%

Diversified Telecommunication Services – 3.9%
Alaska Communications
Systems Group, Inc.(1)		2,632,961	$3,791,464

Consumer Discretionary – 7.6%

Auto Components – 0.1%
Sypris Solutions, Inc.(1)		142,352	111,035

Hotels, Restaurants & Leisure – 0.1%
Luby’s, Inc.(1)		116,431	139,717

Household Durables – 2.7%
Natuzzi S.p.A. – SP ADR(1)(2)		54,922	43,388
Taylor Morrison
Home Corp. – Class A(1)		162,170	2,578,503
			2,621,891
Textiles, Apparel & Luxury Goods – 4.7%
Delta Apparel, Inc.(1)		270,454	4,659,923
Total Consumer Discretionary			7,532,566

Consumer Staples – 2.0%
Tobacco – 2.0%
Pyxus International, Inc.(1)		164,828	1,954,860

Energy – 17.9%

Energy Equipment & Services – 9.6%
AKITA Drilling Ltd. – Class A	CAD	114,509	341,380
Aveda Transportation &
Energy Services Inc.(1)(4)(6)(7)	CAD	1,798,280	184,412
Deep Down, Inc.(1)(3)		766,584	647,763
Mitcham Industries, Inc.(1)		598,234	1,531,479
Source Energy Services Ltd.(1)	CAD	2,436,472	2,302,263
Strad Energy Services Ltd.(1)(3)	CAD	4,828,217	4,456,163
			9,463,460
Oil, Gas & Consumable Fuels – 8.3%
Ardmore Shipping Corp(1)(2)		149,640	698,819
HighPoint Resources Corp.(1)		1,439,266	3,583,772

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
December 31, 2018

	Country	Shares	Value
Oil, Gas & Consumable
Fuels – 8.3% (Continued)
Sundance Energy Australia Ltd.(1)(5)	AUD	15,454,793	$3,898,069
			8,180,660
Total Energy			17,644,120

Financials – 4.8%

Banks – 2.2%
Bank of Cyprus Holdings PLC(1)	EUR	1,225,299	2,152,160

Insurance – 2.6%
Conifer Holdings, Inc.(1)(3)		743,041	2,600,643
Total Financials			4,752,803

Industrials – 8.3%

Trading Companies & Distributors – 8.3%
AerCap Holdings NV(1)(2)		67,719	2,681,672
Fly Leasing Ltd. – ADR(1)(2)		518,271	5,472,942
Total Industrials			8,154,614

Materials – 51.0%

Metals & Mining – 36.9%

Diversified Metals & Mining – 9.7%
Amerigo Resources Ltd.(1)(3)	CAD	10,956,374	7,142,670
Solitario Zinc Corp.(1)		620,433	144,127
Trevali Mining Corp.(1)	CAD	7,391,317	2,246,848
			9,533,645
Gold, Silver & Precious
Metals & Minerals – 23.1%
Alio Gold Inc.(1)	CAD	2,488,507	2,096,237
Continental Gold, Inc.(1)	CAD	1,258,033	2,073,377
Dundee Precious Metals Inc.(1)(8)	CAD	2,062,765	5,439,462
GoldQuest Mining Corp.(1)	CAD	2,849,300	219,145
Guyana Goldfields, Inc.(1)	CAD	2,351,235	2,755,623
Leagold Mining Corp.(1)(8)	CAD	3,254,030	4,123,551
Lion One Metals Ltd.(1)	CAD	3,098,822	919,296
Minera Alamos Inc.(1)	CAD	5,857,889	386,178
Orezone Gold Corp.(1)	CAD	2,467,206	1,030,111

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
December 31, 2018

	Country	Shares	Value
Gold, Silver & Precious
Metals & Minerals – 23.1% (Continued)
Perseus Mining Ltd.(1)	CAD	5,780,054	$1,693,540
SilverCrest Metals, Inc.(1)(8)	CAD	350,000	1,022,927
Superior Gold, Inc.(1)	CAD	1,605,369	987,775
			22,747,222
Mining Services – 4.1%
Geodrill Ltd.(1)(3)	CAD	3,841,782	3,995,993
Total Metals & Mining			36,276,860

Paper & Forest Products – 14.1%
Conifex Timber, Inc.(1)	CAD	1,449,913	1,816,108
Interfor Corp.(1)	CAD	247,603	2,615,320
Mercer International, Inc.		357,208	3,729,252
Resolute Forest Products, Inc.		407,700	3,233,061
Western Forest Products, Inc.	CAD	1,773,380	2,455,090
Total Paper & Forest Products			13,848,831
Total Materials			50,125,691

Real Estate – 0.0%

Real Estate Management & Development – 0.0%
Public Service Properties
Investments Ltd.(1)(4)(6)(7)	GBP	5,582	27,890
Total Common Stocks (Cost $120,770,460)			93,984,008

Warrants – 0.4%

Materials – 0.4%

Metals & Mining – 0.4%

Gold, Silver & Precious Metals &
Minerals – 0.4%
Alio Gold / Rye Patch Gold Corp.,
Exercise Price: $3.44, 01/31/2020
(Acquired 01/18/2018; Cost $0)(4)(6)(7)(8)	CAD	240,000	3,868
Leagold Mining Corp.,
Exercise Price: C$3.70, 05/24/2020
(Acquired 03/06/2017 – 03/19/2018;
Cost $0)(4)(6)(7)(8)	CAD	896,725	40,330

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
December 31, 2018

	Country	Shares	Value
Gold, Silver & Precious Metals &
Minerals – 0.4% (Continued)
SilverCrest Metals, Inc.,
Exercise Price: C$3.00, 12/19/2019
(Acquired 11/30/2017;
Cost $0)(4)(6)(7)(8)	CAD	175,000	$330,041
Total Warrants (Cost $0)			374,239
Total Investments – 95.9%
(Cost $120,770,460)			94,358,247
Other Assets in Excess of Liabilities – 4.1%			4,006,005
Net Assets – 100.0%			$98,364,252
__________

Percentages are stated as a percent of net assets.

(1)	Non-income producing securities.
(2)	Foreign security denominated in U.S. Dollars.
(3)	Affiliated Company – The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on investments in Affiliated Companies.
(4)
Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees. At December 31, 2018, the value of these securities total $586,541 which represents 0.60% of total net assets.

(5)	Level 2 Securities.
(6)	Level 3 Securities. Value determined using significant unobservable inputs.
(7)	Illiquid Security.
(8)	144A Security.
ADR — American Depositary Receipt
S.p.A. — Limited share company
AUD — Australian Dollar
CAD — Canadian Dollar
EUR — Euro
GBP — British Pound

For purposes of this report, the securities in the portfolio have been organized by their respective GICS code. The Fund does not rely exclusively on GICS Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund utilizes the GICS Sub-Industry classifications, or aggregates thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged to be misclassified by GICS, or has not been classified by GICS, the Fund uses a Fund-determined GICS framework classification.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Assets and Liabilities
December 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $99,287,192)	$75,515,015
Investments in affiliated securities*, at value (cost $21,483,268)	18,843,232
Cash	4,403,276
Interest and dividends receivable	6,060
Receivable for fund shares sold	28,262
Prepaid assets	29,499
Total Assets	98,825,344
Liabilities
Foreign currency payable, at value (cost $2,656)	2,718
Payable for investment securities purchased	225,274
Payable for fund shares redeemed	104,473
Payable for distribution fees	5,889
Payable to investment adviser	102,302
Accrued trustee and chief compliance officer fees	9,768
Other payables	10,668
Total Liabilities	461,092
Net Assets	$98,364,252
Net assets consist of:
Paid-in capital	$125,172,887
Total distributable earnings (deficit)	(26,808,635)
Net Assets	$98,364,252
Class A Shares
Net Assets	$644,089
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	42,123
Net asset value, redemption price per share	$15.29
Maximum offering price per share, after sales load (96.25/100)	$15.89	**
Class I Shares
Net Assets	$97,720,163
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	6,328,123
Net asset value, redemption price and offering price per share	$15.44
_______________

*	Please refer to Note 7 for additional details.
**	Reflects a maximum sales charge of 3.75%. A contingent deferred sales charge (CDSC) of 1.00% may be charged on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Operations
For The Year Ended December 31, 2018

Investment Income
Dividends from unaffiliated companies#	$786,900
Interest income	428,401
Total investment income	1,215,301
Expenses
Investment advisory fees (Note 3)	1,574,510
Fund servicing fees	100,358
Transfer agent & custody fees	104,078
Printing and postage fees	15,765
Registration fees	46,765
Director & chief compliance officer fees	33,343
Audit fees	23,446
Insurance fees	25,312
Legal fees	67,564
Distribution fees – Class A (Note 4)	—
Miscellaneous fees	—
Gross Expenses	1,991,141
Expenses waived (Note 3)	(34,060)
Expenses recouped (Note 3)	12,895
Net Expenses	1,969,976
Net Investment Loss	(754,675)
Realized and unrealized gain (loss) on investments
and foreign currency transactions:
Net realized gain (loss) from:
Investments in unaffiliated companies	11,695,224
Investments in affiliated companies (Note 7)	5,366,246
Investments in foreign currency	(19,206)
Net realized gain on investments and foreign currency transactions	17,042,264
Change in unrealized appreciation/depreciation on:
Investments in unaffiliated companies	(39,065,001)
Investments in affiliated companies (Note 7)	1,754,056
Investments in foreign currency	(196)
Net change in unrealized appreciation/depreciation on investments
and foreign currency transactions	(37,311,141)
Net realized and unrealized loss on investments
and foreign currency transactions	(20,268,877)
Net decrease in net assets resulting from operations	$(21,023,552)
_______________

#	Net of foreign taxes withholding of $5,604.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
	2018	2017
Operations:
Net investment loss	$(754,675)	$(1,608,317)
Net realized gain on investments
and foreign currency transactions	17,042,264	5,014,071
Net change in unrealized appreciation/depreciation
on investments and foreign currency transactions	(37,311,141)	14,602,858
Net increase (decrease) in net assets
resulting from operations	(21,023,552)	18,008,612
Distributions
Net dividends and distributions
to shareholders – Class A	(38,060)	—
Net dividends and distributions
to shareholders – Class I	(5,816,716)	—
Net decrease in net assets resulting
from distributions paid	(5,854,776)	—
Capital share transactions
Subscriptions – Class A	556,811	358,306
Subscriptions – Class I	29,829,077	11,186,988
Distributions reinvested – Class A	33,299	—
Distributions reinvested – Class I	4,498,044	—
Redemptions – Class A	(339,567)	(4,440,601)
Redemptions – Class I	(39,995,283)	(37,883,264)
Net decrease in net assets resulting
from capital share transactions	(5,417,619)	(30,778,571)
Total Decrease in Net Assets	(32,295,947)	(12,769,959)

Net Assets
Beginning of year	130,660,199	143,430,158
End of year	$98,364,252	$130,660,199 *
__________

*	Includes accumulated net investment loss of $(2,098,913).

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
	2018	2017
Share information – Class A
Subscriptions	27,900	21,080
Distributions reinvested	2,011	—
Redemptions	(17,202)	(266,957)
Net increase (decrease) in shares	12,709	(245,877)
Beginning shares	29,414	275,291
Ending shares	42,123	29,414
Share information – Class I
Subscriptions	1,478,568	627,767
Distributions reinvested	269,022	—
Redemptions	(2,033,175)	(2,299,587	)(1)
Net decrease in shares	(285,585)	(1,671,820)
Beginning shares	6,613,708	8,285,528
Ending shares	6,328,123	6,613,708
__________

(1)
In the second quarter of 2017, the Aegis Value Fund satisfied redemption requests made by Class I shareholders in the amount of $2,135,465 by distributing the Fund’s portfolio securities in kind to the redeeming shareholders.  The realized gain associated with this transaction was $680,843.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class A
Financial Highlights

The table below sets forth financial data for a share outstanding in Class A throughout each period:

								For the
								Period from
								February 26, 2014
								(Commencement of
	Years Ended							Operations) to
	December 31,							December 31,
	2018		2017	2016		2015		2014
Per Share Data
Net asset value,
beginning of period	$19.53		$16.67	$9.92		$13.09		$21.29
Income from
investment operations:
Net investment loss(1)	(0.15)		(0.27)	(0.20)		(0.10)		(0.16)
Net realized and unrealized
gain (loss) on investments	(3.14)		3.13	7.18		(3.07)		(5.26)
Total from
investment operations	(3.29)		2.86	6.98		(3.17)		(5.42)
Less distributions to
shareholders from:
Net investment income	—		—	(0.23)		—		—
Net realized capital gains	(0.95)		—	—		—		(2.78)
Total distributions	(0.95)		—	(0.23)		—		(2.78)
Net asset value, end of period	$15.29		$19.53	$16.67		$9.92		$13.09
Total investment return(2)	(17.20)%		17.16%	70.41%		-24.22%		-26.01	%(3)
Ratios (to average net
assets)/Supplemental data:
Expenses after reimbursement/
recapture and fees paid	1.75%		1.75%	1.75	%(5)	1.75	%(5)	1.75	%(4)(5)
Expenses before reimbursement/
recapture and fees paid	1.53%		1.70%	1.76%		1.78%		1.79	%(4)
Net investment loss	(0.75	)%(7)	(1.62)%	(1.35)%		(0.67)%		(1.04	)%(4)
Portfolio turnover(6)	62%		15%	37%		30%		32	%(3)
Net assets at
end of period (000’s)	$644		$575	$4,590		$140		$258
__________

(1)	Per share net investment loss was calculated prior to tax adjustment, using average shares method.
(2)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is -20.30%, 12.76%, 63.97%, -27.06% and -28.79%, respectively.
(3)	Not Annualized
(4)	Annualized
(5)	Net expense ratio is less than gross ratio due to an expense limitation agreement being in place.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7)	Resolute Forest Products, Inc. paid a special dividend on 12/6/18 in the amount of $611,550. The net investment loss excluding this special dividend would have been (1.21)% for Class A.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class I
Financial Highlights

The table below sets forth financial data for a share outstanding in Class I throughout each year:

	Years Ended December 31,
	2018		2017		2016		2015	2014
Per Share Data
Net asset value,
beginning of year	$19.67		$16.76		$9.96		$13.12	$21.28
Income from
investment operations:
Net investment loss(1)	(0.11)		(0.22)		(0.15)		(0.05)	(0.15)
Net realized and unrealized
gain (loss) on investments	(3.17)		3.13		7.19		(3.11)	(5.23)
Total from
investment operations	(3.28)		2.91		7.04		(3.16)	(5.38)
Less distributions to
shareholders from:
Net investment income	—		—		(0.24)		— (2)	—
Net realized capital gains	(0.95)		—		—		—	(2.78)
Total distributions	(0.95)		—		(0.24)		—	(2.78)
Net asset value, end of year	$15.44		$19.67		$16.76		$9.96	$13.12
Total investment return	(17.02	)%(3)	17.36	%(3)	70.81	%(3)	-24.00%	-25.82	%(3)
Ratios (to average net assets)/
Supplemental data:
Expenses after
reimbursement	1.50%		1.50%		1.50%		1.50%	1.46%
Expenses before
reimbursement	1.52%		1.53%		1.50%		1.53%	1.47%
Net investment loss	(0.57	)%(5)	(1.31)%		(1.10)%		(0.42)%	(0.76)%
Portfolio turnover(4)	62%		15%		37%		30%	32%
Net assets at
end of year (000’s)	$97,720		$130,086		$138,840		$103,529	$160,507
__________

(1)	Per share net investment loss was calculated prior to tax adjustments, using average shares method.
(2)	Less than 0.01 per share.
(3)
Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)	Resolute Forest Products, Inc. paid a special dividend on 12/6/18 in the amount of $611,550. The net investment loss excluding this special dividend would have been (1.04)% for Class I.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
December 31, 2018

1. The Organization

The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open- end management investment company. The shares of the Aegis Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

The Fund currently offers Class A and Class I shares. The Fund’s Class A shares commenced operations February 26, 2014. The Fund’s Class I commenced operations May 15, 1998. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class. The Fund’s Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date.

2. Summary of Significant Accounting Policies

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short- term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees (the “Board”). In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent

Notes to Financial Statements
December 31, 2018

2. Summary of Significant Accounting Policies – (continued)

uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•
Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such

Notes to Financial Statements
December 31, 2018

2. Summary of Significant Accounting Policies – (continued)

securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$3,791,464	$—	$—	$3,791,464
Consumer Discretionary	7,532,566	—	—	7,532,566
Consumer Staples	1,954,860	—	—	1,954,860
Energy	13,561,639	3,898,069	184,412	17,644,120
Financials	4,752,803	—	—	4,752,803
Industrials	8,154,614	—	—	8,154,614
Materials	50,125,691	—	—	50,125,691
Real Estate	—	—	27,890	27,890
Warrants
Materials	—	—	374,239	374,239
Total	$89,873,637	$3,898,069	$586,541	$94,358,247

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board. If events occur that will affect the value of the Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold.

Notes to Financial Statements
December 31, 2018

2. Summary of Significant Accounting Policies – (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for the Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of December 31, 2018:

	Fair Value
	as of	Valuation	Unobservable	Weighted
Investments	12/31/2018	Technique	Inputs	Average	Range
Alio Gold / Rye Patch
Gold Corp., Exercise Price:		Black Scholes Option	Pricing	N/A	$0.0161
$3.44, 01/31/2020	$3,868	Pricing Model	Model

Aveda Transportation		Fair Valuation	Merger	N/A	$0.1025
& Energy Services Inc.	$184,412	by Advisor	Agreement and
			Stale Last
			Trade Price

Leagold Mining Corp.,
Exercise Price:		Black Scholes Option	Pricing	N/A	$0.0450
C$3.70, 05/24/2020	$40,330	Pricing Model	Model

Public Service Properties		Issuer Press	Net Asset	N/A	$4.9960
Investments Ltd.	$27,890	Release and	Value or
		Stale Last	Liquidation
		Trade Price	Value

SilverCrest Metals, Inc.,
Exercise Price:		Black Scholes Option	Pricing	N/A	$1.8860
C$3.00, 12/19/2019	$330,041	Pricing Model	Model

The following is a reconciliation of the Fund's Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2018:

Investments in
Securities
Fair Value Measurement Using Significant	Year Ended
Unobservable Inputs (Level 3)	12/31/2018
Beginning Balance as of 12/31/17	$167,252
Unrealized gain included in earnings	621,294
Realized losses included in earnings	(202,005)
Ending Balance as of 12/31/2018	$586,541
The amount of total gains or losses for the period included in net increase (decrease)
in net assets applicable to outstanding shares attributed to the change in unrealized
gains or losses relating to assets still held at the reporting date	$419,289

During the year ended December 31, 2018, there were no transfers into or out of Level 3 for the Fund.

Notes to Financial Statements
December 31, 2018

2. Summary of Significant Accounting Policies – (continued)

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Notes to Financial Statements
December 31, 2018

2. Summary of Significant Accounting Policies – (continued)

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex- dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Notes to Financial Statements
December 31, 2018

2. Summary of Significant Accounting Policies – (continued)

The Fund’s class-specific expense is charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Fund maintains a demand deposit in excess of Federal Deposit Insurance Company (“FDIC”) Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2018 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. During the year ended December 31, 2018, the Fund incurred $1,574,510 in investment advisory fees. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2019, that provides for an advisory fee waiver and expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.75% for Class A and 1.50% for Class I, of the Fund’s average daily net assets. During the year ended December 31, 2018, the Advisor waived fees in the amount of $34,060 and recouped fees in the amount of $12,895 for the Fund.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.75% for Class A and 1.50% for Class I and the repayment is made within three

Notes to Financial Statements
December 31, 2018

3. Advisory Fees and Other Transactions with Affiliates – (continued)

years from the month in which the Advisor incurred the expense. As of December 31, 2018, there was $105,977 of fees available to be recovered no later than December 31, 2021, of which, $14,018, $57,899 and $34,060 are recoverable no later than December 31, 2019, 2020 and 2021, respectively for the Fund.

Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee not an officer of the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund and $500 for each attended audit committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $20,000 paid on a quarterly basis.

4. Distribution and Service Plan

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for its Class A Shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Advisor, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.25% of its Class A shares average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Class A shares incurred $0 in expenses pursuant to the 12b-1 Plan for the year ended December 31, 2018.

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the year ended December 31, 2018.

	Purchases	Sales
U.S. Government	$138,003,209	$153,407,842
Other	$ 73,254,661	$ 64,309,277

Notes to Financial Statements
December 31, 2018

6. Distributions to Shareholders and Tax Components of Net Assets

As of December 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of Investments	$121,040,512
Unrealized appreciation of Investments	8,887,517
Unrealized depreciation of Investments	(35,569,782)
Net unrealized depreciation	(26,682,265)
Unrealized depreciation of foreign currency	(196)
Undistributed ordinary income	—
Undistributed long term gain	118,761
Distributable earnings (deficit)	118,761
Other accumulated loss	(244,935)
Total accumulated loss	$(26,808,635)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales and PFIC mark to market adjustments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, and qualified late-year loss deferrals.

As of December 31, 2018, the Fund did not have any capital loss carryforwards. The Fund utilized $5,795,788 in short-term capital loss carryovers and $2,151,396 in long-term capital loss carryovers during the year ended December 31, 2018.

At December 31, 2018, the Fund deferred, on a tax basis, $244,935 in qualified late year losses.

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2018. The reclassifications were primarily a result of equalization, net operating losses and prior year tax return true-up amounts.

Distributable earnings (deficit)	$ 697,658
Paid in capital	$(697,658)

Notes to Financial Statements
December 31, 2018

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

The tax components of dividends paid during the year ended December 31, 2018 and the year ended December 31, 2017 were as follows:

Year Ended		Year Ended
December 31, 2018		December 31, 2017
Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gains	Income	Capital Gains
$—	$5,854,776	$—	$—

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years include the tax years ended December 31, 2015 through December 31, 2018. As of and during the year ended December 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. Federal income and excise tax returns, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements
December 31, 2018

7. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Fund as of December 31, 2018 amounted to $18,843,232, representing 19.16% of net assets. A summary of affiliated transactions for the year ended December 31, 2018 is as follows:

	Share			Share
	Balance			Balance
	December 31,			December 31,
	2017	Additions	Deductions	2018
Amerigo Resources Ltd.	9,417,889	1,538,485	—	$10,956,374
Conifer Holdings, Inc.	673,631	69,410	—	743,041
Deep Down, Inc.**	587,774	178,810	—	766,584
Geodrill Ltd.	3,379,330	462,452	—	3,841,782
Strad Energy Services Ltd.**	216,074	4,612,143	—	4,828,217
Alaska Communications
Systems Group, Inc.***	2,768,124	—	135,163	2,632,961
Alliance One International, Inc.***	775,648	198,420	809,240	164,828
Mitcham Industries, Inc.***	777,434	—	179,200	598,234

Notes to Financial Statements
December 31, 2018

7. Investments in Affiliated Companies* – (continued)

	Value
	December 31,
	2017	Acquisitions	Dispositions
Amerigo Resources Ltd.	$8,201,098	$1,085,634	$—
Conifer Holdings, Inc.	3,907,060	321,490	—
Deep Down, Inc.**	546,630	153,093	—
Geodrill Ltd.	5,591,891	694,433	—
Strad Energy Services Ltd.**	288,786	5,428,766	—
Alaska Communications
Systems Group, Inc.***	7,418,572	—	336,426
Alliance One International, Inc.***	10,277,336	2,936,228	26,308,675
Mitcham Industries, Inc.***	2,464,466	—	722,871

		Change in
		Unrealized	Value
	Realized	Appreciation/	December 31,	Dividend
	Gain (Loss)	Depreciation	2018	Income
Amerigo Resources Ltd.	$—	$(2,144,062)	$7,142,670	$—
Conifer Holdings, Inc.	—	(1,627,907)	2,600,643	—
Deep Down, Inc.**	—	(51,960)	647,763	—
Geodrill Ltd.	—	(2,290,331)	3,995,993	—
Strad Energy Services Ltd.**	—	(1,261,389)	4,456,163	—
Total			$18,843,232
Alaska Communications
Systems Group, Inc.***	49,660	(3,340,342)	3,791,464	—
Alliance One International, Inc. ***	6,881,166	8,168,805	1,954,860	—
Mitcham Industries, Inc.***	(1,564,580)	1,354,464	1,531,479	—
Total	$5,366,246	$(1,192,722)		$—
__________

*
As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

**	These securities were not affiliated as of 12/31/2017.
***
These securities were no longer affiliated as of 12/31/2018. Alliance One International, Inc. changed its name to Pyxus International, Inc. effective September 12, 2018, and was not considered an affiliate as of 12/31/2018.

8. Regulatory Matters

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment.  The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors.  The effective date for these

Notes to Financial Statements
December 31, 2018

8. Regulatory Matters – (continued)

disclosures was November 5, 2018. Management has adopted these amendments as currently required and these are reflected in the Fund’s financial statements and related disclosures. Certain prior year information has been adjusted to conform with these amendments.

9. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of The Aegis Funds
and the Shareholders of Aegis Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, a series of shares of beneficial interest in The Aegis Funds (the “Fund”), including the schedule of portfolio investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended for Class I, and for each of the years in the four-year period then ended and for the period February 26, 2014 (commencement of operations) to December 31, 2014 for Class A, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended for Class I, and for each of the years in the four-year period then ended and for the period February 26, 2014 (commencement of operations) to December 31, 2014 for Class A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of The Aegis Funds since 2004.

Philadelphia, Pennsylvania
February 28, 2019

Trustees and Officers
(Unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and	Principal	in Fund	Held by
	Position(s)	Length	Occupation	Complex	Trustee
Name, Year of	Held with	of Time	During Past	Overseen by	During the
Birth, and Address	the Fund	Served	5 Years	Trustee	Past 5 Years
Independent Trustees*

Eskander Matta	Trustee	Since	Chief Executive	1	Director of
Born: 1970		2003	Officer of Tasharina		Aegis Value
c/o Aegis Financial			Corporation (an		Fund, Inc.
Corporation			eCommerce business		(1997 – 2014).
6862 Elm Street,			services firm) since
Suite 830			2012; Vice President
McLean, VA 22101			of ebusiness, Blue
Shield of California
(2008 – 2012).

Andrew R. Bacas**	Trustee	Since	President, Jefferson	1	Director of
Born: 1958		August	Management		The Bacas
c/o Aegis Financial		2016	Consultants, Inc.		Family
Corporation			(a commercial real		Foundation
6862 Elm Street,			estate investment		(2003 – 2015).
Suite 830			and advisory firm)
McLean, VA 22101			since 2006.

Trustees and Officers
(Unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and	Principal	in Fund	Held by
	Position(s)	Length	Occupation	Complex	Trustee
Name, Year of	Held with	of Time	During Past	Overseen by	During the
Birth, and Address	the Fund	Served	5 Years	Trustee	Past 5 Years
Jordan F. Nasir	Trustee	Since	Fund Manager of Gulf	1	Board
Born: 1969		February	Capital Partners (a		Member,
c/o Aegis Financial		2018	private equity firm)		Mizuho Gulf
Corporation			since September 2017;		Capital
6862 Elm Street,			Managing Partner of		Partners, Ltd.,
Suite 830			Catalyst Partners Ltd		(2017 –
McLean, VA 22101			(a private equity firm)		present);
			(2015 – 2017); Partner		Board
			of The Carlyle Group		Member, Gulf
			(a private equity firm)		Japan Food
			(2007 – 2015).		Fund (2017 –
present);
Board
Member,
Carlyle MENA
Investment
Advisors, Ltd.
(2008 – 2015);
Board
Member,
General
Lighting
Company, Ltd.
(2010 – 2014);
Board
Member,
Alamar Foods,
Ltd. (2011 –
2016); Board
Member, Nabil
Foods, Ltd.
(2013 – 2016);
Board
Member, Penti
A.S. (2013 –
2015); Board
Member,
Davex
Lighting
SDN BHD
(2012 – 2014)

Trustees and Officers
(Unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and	Principal	in Fund	Held by
	Position(s)	Length	Occupation	Complex	Trustee
Name, Year of	Held with	of Time	During Past	Overseen by	During the
Birth, and Address	the Fund	Served	5 Years	Trustee	Past 5 Years
Interested Trustee***

Scott L. Barbee	President	Since	President of Aegis	1	Director of
Born: 1971		2009	Financial Corporation		Aegis Value
c/o Aegis Financial	Trustee	Since	since 2009; President		Fund, Inc.
Corporation		2003	of Aegis Value Fund,		(1997 – 2014);
6862 Elm Street,	Treasurer	2003 –	Inc. (2009 – 2014);		Director of
Suite 830		2008	Treasurer, Secretary		Donald Smith
McLean, VA 22101	Secretary	2006 –	and Managing Director		& Co. (SEC-
		2008	of Aegis Financial		registered
			Corporation (1997 –		investment
			2008); Treasurer of		adviser) since
			Aegis Value Fund, Inc.		2014; Director
			(1997 – 2009);		of The Barbee
			Secretary of Aegis		Family
			Value Fund, Inc.		Foundation
			(2006 – 2008).		since 2012;
Director of
The Donald &
Paula Smith
Family
Foundation
since 2014.

David A. Giannini	Trustee	Since	Vice President of	1	Director of
Born: 1953		2006	Scarsdale Equities,		Select Sands
c/o Aegis Financial			LLC (institutional		Corporation
Corporation			equity sales and		(industrial
6862 Elm Street,			research team)		silica product
Suite 830			since 2006.		company)
McLean, VA 22101					since
November
2016; Director
of Aegis Value
Fund, Inc.
(2006 – 2014).

Trustees and Officers
(Unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and	Principal	in Fund	Held by
	Position(s)	Length	Occupation	Complex	Trustee
Name, Year of	Held with	of Time	During Past	Overseen by	During the
Birth, and Address	the Fund	Served	5 Years	Trustee	Past 5 Years
Officer of the Fund who is not also a Trustee

Justin P. Harrison	Chief	Since	Chief Operating	N/A	N/A
Born: 1973	Compli-	November	Officer and Chief
c/o Aegis Financial	ance	2018	Compliance Officer
Corporation	Officer		of Aegis Financial
6862 Elm Street,	Treasurer		Corporation since
Suite 830	and		2018; Interim Chief
McLean, VA 22101	Secretary		Financial Officer of
SquirrelWerkz (a
cyber-economic threat
intelligence products
and services company)
(2018); Senior Analyst,
Sheffield Asset
Management, LLC (an
investment management
firm) (2017 – 2018);
Partner & Senior
Analyst, Ramsey Asset
Management, LLC
(an employee-owned
hedge fund sponsor)
(2007 – 2016).
__________

*	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.
**	Mr. Bacas’ son was a summer intern with the Advisor from May 17, 2016 to August 12, 2016.
***
Mr. Barbee is considered to be an “Interested Trustee” because of his affiliation with the Advisor.  Mr. Giannini is considered to be an “Interested Trustee” due to his employer’s business relationship with the Advisor.

The Fund’s Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, by calling the Fund’s toll-free phone number, (800) 528-3780.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

The Aegis Funds Privacy Notice
(This information is not part of the Report)

FACTS	WHAT DOES AEGIS FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and other information including address and date of birth
• Asset and income
• Account balances and account transactions
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Aegis Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Aegis	Can you limit
	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with other financial
companies	No	We don’t share
For our affiliates’ everyday business purposes—
information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—
information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-528-3780 or go to www.aegisfunds.com

The Aegis Funds Privacy Notice
(This information is not part of the Report)

Who we are
Who is providing	The Aegis Funds
this Notice?
What we do
How does	To protect your personal information from unauthorized access and
The Aegis	use, we use security measures that comply with federal law. These
Funds protect	measures include computer safeguards and secured files and buildings.
my personal
information?
How does The	We collect your personal information, for example, when you
Aegis Funds	• open an account or perform transactions
collect your	• make a transfer or tell us where to send money
personal	• tell us about your personal financial information
information?
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Aegis Financial Corporation.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Aegis Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• See Other important information.
Other important information

Non-affiliates with whom we may share information (except to permit them to market to you) can include financial companies, such as custodians, transfer agents, registered representatives and financial advisors, and nonfinancial companies, such as fulfillment, proxy voting and class action service providers.

(This Page Intentionally Left Blank.)

The Aegis Funds	Custodian
c/o U.S. Bancorp Fund Services, LLC	U.S. Bank, N.A.
615 East Michigan Street	Custody Operations
Milwaukee, Wisconsin 53202	1555 North RiverCenter Drive, Suite 302
Phone: (800) 528-3780	Milwaukee, Wisconsin 53212
www.aegisfunds.com
Administrator, Transfer Agent and
Board of Trustees	Fund Accountant
Scott L. Barbee	U.S. Bancorp Fund Services, LLC
David A. Giannini	615 East Michigan Street
Eskander Matta	Milwaukee, Wisconsin 53202
Jordan F. Nasir
Andrew Bacas	Independent Registered Public
Accounting Firm
Officers	BBD, LLP
Scott L. Barbee, President	1835 Market Street, 3rd Floor
Justin P. Harrison, Treasurer/Secretary/	Philadelphia, Pennsylvania 19103
Chief Compliance Officer
Counsel
Investment Advisor	Seward & Kissel, LLP
Aegis Financial Corporation	901 K Street N.W.
6862 Elm Street, Suite 830	Washington, DC 20001
McLean, Virgina 22101

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated herein by reference to its Form N-CSR filed on March 4, 2016.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$20,000	$20,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	$3,500	$3,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed March 4, 2016.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

 (b) Certifications pursuant to section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Aegis Funds

By (Signature and Title)      /s/Scott L. Barbee
Scott L. Barbee, President

Date    March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Scott L. Barbee
Scott L. Barbee, President

Date    March 6, 2019

By (Signature and Title)      /s/Justin P. Harrison
Justin P. Harrison, Treasurer

Date    March 6, 2019